NAPTP Annual MLP Investor
Conference

May 12, 2010
NASDAQ: CPNO

Disclaimer
Statements made by representatives of Copano Energy, L.L.C. (“Copano”) during this presentation will include “forward-looking statements,” as defined in the federal securities laws. All statements that address activities, events or developments that Copano believes will or may occur in the future are forward-looking statements. Underlying these statements are assumptions made by Copano’s management based on their experience and perceptions of historical trends, current conditions, expected future developments and other factors management believes are appropriate under the circumstances.
Whether future results and developments will conform to Copano’s expectations is subject to a number of risks and uncertainties, many of which are beyond Copano’s control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then Copano’s actual results may differ materially from those implied or expressed by forward-looking statements made during this presentation. These risks and uncertainties include the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to complete any pending acquisitions and integrate any acquired assets or operations; Copano’s ability to continue to obtain new sources of natural gas supply; the ability of key producers to continue to drill and successfully complete and attach new natural gas supplies; Copano’s ability to retain key customers; the availability of local, intrastate and interstate transportation systems and other facilities to transport natural gas and natural gas liquids;
Copano’s ability to access sources of liquidity when needed and to obtain additional financing, if necessary, on acceptable terms; the effectiveness of Copano’s hedging program; unanticipated environmental or other liability; general economic conditions; the effects of government regulations and policies; and other financial, operational and legal risks and uncertainties detailed from time to time in the Risk Factors sections of Copano’s annual and quarterly reports filed with the Securities and
Exchange Commission.
Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Copano Energy

ENERGYPOINT RESEARCH INC
Rated 1st in
Total Satisfaction
Customer Satisfaction
2008-2009

Introduction to Copano
  Independent midstream company founded in 1992
 ■ Best in class service to customers
 ■ Entrepreneurial approach
 ■ Focus on long-term accretive growth
  Provides midstream services in multiple producing areas through three operating segments
 ■ Texas
 ● South Texas conventional and Eagle Ford Shale
 ● North Texas Barnett Shale Combo play
 ■ Central and Eastern Oklahoma
 ● Conventional, Hunton De-Watering play and Woodford Shale
 ■ Rocky Mountains
 ● Powder River Basin

Key Metrics
  Service throughput volumes approximate 1.8 Bcf/d of natural gas(1)
  Over 6,700 miles of active pipelines
  8 natural gas processing plants with over 1.1 Bcf/d of combined processing capacity
  One NGL fractionation facility with total capacity of 22,000 Bbls/d
  Equity market cap: $1.6 billion(2)
  Enterprise value: $2.2 billion(2)

  Based on 1Q 2010 results. Includes unconsolidated affiliates.
  As of May 7, 2010.

Copano Energy

Characteristic	Typical MLP	Copano Energy	Typical Corporation
Non-Taxable Entity	✓	✓	–
Tax Shield on Distributions	✓	✓	–
Tax Reporting	Schedule K-1	Schedule K-1	Form 1099
General Partner	✓	–	–
Incentive Distribution Rights	✓ Up to 50%	–	–
Voting Rights	–	✓	✓

Copano’s LLC Structure

Growth Strategy
  Goal: to become a diversified midstream company with scale and stability of cash flows, above-average returns on invested capital and “investment-grade quality distributions”
  Key tenets of growth strategy:
 ■ Execute on organic growth opportunities around existing assets
 ■ Explore opportunities beyond traditional gathering and processing
 ● Be more proactive in seeking assets and opportunities
 ■ Reduce sensitivity of cash flows to commodity price fluctuations
 ● Hedging program
 ● Contracts - increase fee-for-service component

Agenda

2010 Regional Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

2010 Outlook
  Texas
 ■ North Texas: Significant drilling and development activity in the Barnett Shale
 Combo play
 ■ South Texas: Ramp up of Eagle Ford Shale directed drilling
  Oklahoma
 ■ Moderate drilling activity behind both the Hunton De-Watering and Woodford
 Shale plays
  Rocky Mountains
 ■ Minimal new drilling; flat volumes

Copano Energy

Montague
State Highway 59
Saint Jo Plant
Muenster
Myra
Gladys
M O N T A G U E
Hardy
Dry Valley
Salona
Forestburg
Hood
Era
Fruitland
New Harp
Rosston
Sunset
Greenwood
Alvord
Legend
North Texas Assets

Texas Outlook
  North Texas
 ■ 9 rigs running in the area with
 as many as 4 more anticipated
 later this year
 ● Leasing activity also
 continues
 ■ Crude oil play with associated
 gas requiring a full slate of
 midstream services
 ■ Based on producer drilling
 schedule, expect steady
 increase in plant inlet volumes
 in 2010
 ● Current spot volumes of
 approximately 38 MMcf/d vs.
 1Q 2010 average volumes of
 21 MMcf/d

Texas Outlook
  South Texas
 ■ Fractionation start-up at Houston Central complete
 ■ To date we have connected 6 Eagle Ford Shale wells with a combined IP rate of 40 MMcf/d with significant associated condensate
 ■ Finalizing joint venture agreements with Kinder Morgan for the western portion of the Eagle Ford Shale
 ■ Expect further Eagle Ford Shale volume increases in 2Q 2010

Texas Recent Developments
  North Texas
 ■ Recently executed key producer
 contract
 ● Long-term gathering, treating and
 processing agreement
 ● Fee-for-service contract
 ● Highly rated producer
 ■ Additional 50 MMcf/d of compression
 expected in service early 4Q 2010,
 bringing total plant capacity to 100
 MMcf/d
 ■ Approximately $30 million in expansion
 capex for 2010 (compression and
 pipelines)
 ■ $30 - $35 million in fee-based cash flow
 expected by year-end 2010 on an
 annualized basis

Copano Energy

Fayette
Gonzales
Houston Central Plant
Lavaca
Wharton
Wilson
Estimated Oil Demarcation
DeWitt-Karnes Header
DeWitt
Estimated Dry Gas Demarcation
Karnes
Jackson
Victoria
Goliad
Bee
Refugio
Copano_Pipeline
Copano NGL
Kinder Morgan
DeWitt-Karnes Header
Hardy Lateral
KMTP Interconnects
DeWitt-Karnes Header

DeWitt-Karnes Pipeline
  Recently announced DeWitt-
 Karnes pipeline
 ■ Targets rich Eagle Ford Shale gas
 ■ 38 miles of 24” pipe - expected to
 be in service by August 1, 2010
 ■ Anticipated 2010 capex -
 approximately $45 million
  Conducting preliminary
 engineering work to relocate
 200 MMcf/d Lake Charles
 plant to Houston Central

Texas Fractionation Facility
  Responding to NGL transportation and fractionation constraints along the Texas Gulf Coast, Copano started its fractionator at
 Houston Central
  Utilizing Houston Central’s fractionation unit and extensive tailgate NGL pipelines, Copano began to deliver purity products to market in April 2010
 ■ Total capacity of 22,000 Bbls/d
 ■ Approximate cost of $17 million
 ■ Estimated fee-based cash flow between $8 and $10 million on an annualized basis at current throughput volumes

Oklahoma Outlook
  Rich gas (primarily Hunton De-Watering play)
 ■ Drilling activity remains steady
 ■ 2 rigs currently running in the Hunton and 7 rigs in other rich gas areas
 ■ Attractive processing upgrade and low geologic risk
 ■ 2Q 2010 volumes expected to be flat to slightly up vs. 1Q 2010
 ■ Burbank processing plant in service 2Q 2010 (10 MMcf/d capacity)
  Lean gas (primarily Woodford Shale and coalbed methane)
 ■ Drilling activity in the Woodford Shale has recently increased
 ■ 5 rigs currently running
 ■ 2Q 2010 volumes expected to be slightly up from 1Q 2010

Copano Energy

Indicative Gross Value of One Mcf at Copano's Facility [1]

Natural Gas Sales Price ($/MMBtu)	Rich Gas [2][3]							Lean Gas [4]
	NYMEX Oil Price ($/Bbl)							
	$ 40.00	$ 50.00	$ 60.00	$ 70.00	$ 80.00	$ 90.00	$ 100.00	N/A
$ 2.50	$ 4.82	$ 5.82	$ 6.81	$ 7.79	$ 8.75	$ 9.71	$ 10.66	$ 2.35
$ 3.00	$ 5.28	$ 6.28	$ 7.27	$ 8.25	$ 9.22	$ 10.18	$ 11.13	$ 2.82
$ 3.50	$ 5.74	$ 6.74	$ 7.72	$ 8.70	$ 9.67	$ 10.63	$ 11.58	$ 3.29
$ 4.00	$ 6.18	$ 7.18	$ 8.17	$ 9.15	$ 10.12	$ 11.08	$ 12.03	$ 3.76
$ 4.50	$ 6.62	$ 7.62	$ 8.61	$ 9.59	$ 10.56	$ 11.51	$ 12.46	$ 4.23
$ 5.00	$ 7.05	$ 8.05	$ 9.04	$ 10.02	$ 10.99	$ 11.94	$ 12.89	$ 4.70
$ 5.50	$ 7.47	$ 8.47	$ 9.46	$ 10.44	$ 11.41	$ 12.37	$ 13.32	$ 5.17
$ 6.00	$ 7.89	$ 8.88	$ 9.87	$ 10.85	$ 11.82	$ 12.78	$ 13.73	$ 5.64
$ 6.50	$ 8.29	$ 9.29	$ 10.28	$ 11.26	$ 12.23	$ 13.19	$ 14.14	$ 6.11
$ 7.00	$ 8.69	$ 9.69	$ 10.68	$ 11.66	$ 12.62	$ 13.58	$ 14.53	$ 6.58
$ 7.50	$ 9.08	$ 10.08	$ 11.07	$ 12.04	$ 13.01	$ 13.97	$ 14.92	$ 7.05

Oklahoma Rich Gas vs. Lean Gas

Prices as of 5/7/10
  Full value prior to deduction of Copano’s margin. Excludes value of condensate and crude oil recovered by the producer at the wellhead.
  Implied NGL prices are based on a six-year historical regression analysis.
  Assumes 9 GPM gas with a Btu factor of 1.375 processed at Copano’s cryogenic plant, and field fuel of 6.25%.
  Assumes unprocessed gas with a Btu factor of 1.0 and field fuel of 6%.

Rocky Mountains Outlook
  Drilling and dewatering will be driven by commodity prices and producer economics

  2Q 2010 volumes expected to be slightly lower to flat vs. 1Q 2010
  For Bighorn, 130 previously drilled wells can be connected with minimal capital expenditures
 ■ An additional 70 drilled wells can be connected with moderate capital expenditures
  2010 Adjusted EBTIDA expected to be flat vs. 2009
 ■ Forward pricing curve indicates drilling and dewatering activity should resume this year and if this occurs, 2014 Adjusted EBITDA could double from current levels

Commodity Prices and Margin Sensitivities

2010 Regional Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

Copano Energy

$9
$8
$7
$6
$5
$4
$3
$2
$1
$-
Natural Gas ($/MMBtu)
$54
$48
$42
$36
$30
$24
$18
$12
$6
$-
NGLs ($/barrel)
Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10
Houston Ship Channel
CenterPoint East
Colorado Interstate Gas
Mt. Belvieu
Conway

Historical Commodity Prices

  May-09 NGL prices are month-to-date through May 6, 2010.
  NGL prices for Jan-09 through Mar-10 are calculated based on the weighted-average product mix for the period indicated. NGL prices for Apr-10 through
 May-10 are calculated based on the first quarter 2010 product mix.

Copano Energy

$8
$7
$6
$5
$4
$3
$96
$84
$72
$60
$48
$36
Natural Gas ($/MMBtu)
Oil ($/barrel)
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Houston Ship Channel
CenterPoint East
Colorado Interstate Gas
NYMEX Oil

Forward Commodity Prices

Note: Forward prices as of May 6, 2010

Copano Energy

- Copano's hedge portfolio supports cash flow stability based on combined segment gross margins and cash hedging settlements

Oklahoma and Texas Segment Gross Margins + Hedge Settlements
$ in millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10

Combined Commodity-Sensitive Segment
Margins and Hedging Settlements

Financing and Commodity Risk Management

2010 Regional Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

2010 Expansion Capex
  Copano has approximately $130 million(1) in approved expansion capital projects for 2010. Major areas of focus include:
 ■ Eagle Ford Shale and Houston Central processing plant in south Texas
 ● DeWitt-Karnes pipeline
 ■ Saint Jo processing plant and pipelines in north Texas
 ■ Additional pipeline and processing capacity in Oklahoma
 ■ Expect capital to be invested at a multiple of approximately 5x
  Financing to be consistent with Copano’s historical policy - balance of debt and equity

  Includes Copano’s net share for unconsolidated affiliates.

Recent Equity Offering
  In March 2010 Copano sold approximately 7.45 million common units in a public offering
 ■ Approximately $164 million in net proceeds (including greenshoe)
 ■ Proceeds used to reduce revolver borrowings, which ultimately will fund expansion capex
 ■ Demonstrated commitment to raising capital and maintaining liquidity
  Enhances liquidity available to fund expansion capex and balance sheet
 ■ At March 31, 2010, total liquidity of approximately $301 million

Hedging Strategy
  Option-based, product-specific
  2010 price exposed volumes are well hedged
 ■ Between 70% and 80% of propane, butane, natural gasoline and condensate price exposure is hedged
 ■ Approximately 40% of ethane price exposure is hedged
 ■ Expect $32 - $34 million of non-cash amortization expense in 2010 related to option component of hedge portfolio
  So far in 2010:
 ■ Added ethane puts for 2011 (net cost of approximately $0.7 million)
 ■ Added ethane, propane, isobutane, normal butane and WTI puts for 2012 (net cost of approximately $10.1 million)
  2010 focus - adding to 2012 hedging positions

Conclusions

2010 Regional Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

Conclusions
  Growth projects recently completed are expected to contribute to increased total distributable cash flow in 2010
 ■ Volumes at Saint Jo plant increasing
 ■ Start-up of fractionator at Houston Central plant
 ■ Burbank plant in-service
 ■ Portions of DeWitt-Karnes header in-service
  Significant funnel of growth opportunities
 ■ Expansion of Saint Jo plant to 100 MMcf/d anticipated by early 4Q 2010
 ■ Completion of DeWitt Karnes Header expected by mid-3Q 2010
 ■ Finalizing Kinder Morgan joint venture in western Eagle Ford Shale
 ■ Other processing plant expansions, fractionation expansion and additional pipelines
  Ample liquidity and access to capital to support growth initiatives

Appendix

Copano Energy

Copano Energy
Oklahoma Assets
Legend
Compressor Stations
Processing Plants
Oklahoma Pipelines
Miles

Oklahoma Assets

OKLAHOMA

Copano Energy

Copano Energy
South Texas Assets
Legend
Compressor Stations
Processing Plants
South Texas Pipelines
NGL Pipelines
Kinder Morgan
Miles
0 4 8 16 24 32 40

South Texas Assets

TEXAS

Copano Energy

Montague
Cooke
Wise
Denton
Parker
Copano Energy
North Texas Assets
Legend
Compressor Stations
Processing Plants
North Texas Pipelines
Miles
0 0.5 1 2 3 4 5

North Texas Assets

TEXAS

Copano Energy

Sheridan
Big Horn
Campbell
Crook
Dead Horse
Johnson
Washakie
Weston
Natrona
Converse
Niobrara
Glenrock
Platte
Goshen
Carbon
Albany
Cheyenne
Copano Energy
Rocky Mountains
Assets
Legend
Bighorn Pipelines
Fort Union Pipelines
WIC Medicine Bow Pipeline
Processing Plants
Miles
0 4.5 9 18 27

Rocky Mountains Assets

WYOMING

Processing Modes

Full Recovery
Texas and Oklahoma - If the value of recovered NGLs exceeds the fuel and gas shrinkage costs of recovering NGLs
Ethane Rejection
Texas and Oklahoma - If the value of ethane is less than the fuel and shrinkage costs to recover ethane (in Oklahoma, ethane rejection at Paden plant is limited by nitrogen rejection facilities)
Conditioning Mode
Texas - If the value of recovered NGLs is less than the fuel and gas shrinkage cost of recovering NGLs (available at Houston Central plant and at Saint Jo plant in North Texas)

Copano Energy

		Quarterly Segment Gross Margins[1] plus 1Q 2010 Cash Hedge Settlements ($000)			
		Liquid Prices			
		+25%	4/26/2010	-25%	-50%
Natural Gas Prices	+25%	$57,111	$56,095	$55,395	$57,066
	4/26/2010	$57,336	$56,214	$55,515	$56,365
	-25%	$57,561	$56,332	$56,586	$56,224
	-50%	$57,786	$56,450	$56,704	$57,127

Legend (cell colours):
- Blue: Full Recovery
- Red: Texas Full Recovery and Oklahoma Ethane Rejection
- Green: Ethane Rejection

Commodity-Related Margin Sensitivities
  Matrix reflects 1Q 2010 wellhead and plant inlet volumes, adjusted using Copano’s 2010 planning model

Note: Please see Appendix for definitions of processing modes and additional details.
  Consists of Texas and Oklahoma Segment gross margins.

Copano Energy

	1Q 2010 vs. 4Q 2009				2Q 2010 vs. 1Q 2010 Prices		
			Increase/(Decrease)		2Q 2010 to date [2]	Increase/(Decrease)	
	1Q 2010	4Q 2009	$	%		$	%
$000's							
Oklahoma Segment Gross Margin	$ 24,275	$ 26,628	$ (2,353)	-9%			
Texas Segment Gross Margin	$ 27,165	$ 32,845	$ (5,680)	-17%			
Hedging Settlements	$ 7,016	$ 6,384	$ 632	10%			
Total [1]	$ 58,456	$ 65,857	$ (7,401)	-11%			
Natural Gas Prices ($/MMBtu)							
CenterPoint East Index	$ 5.22	$ 4.01	$ 1.21	30%	$ 3.84	$ (1.39)	-36%
Houston Ship Channel Index	$ 5.36	$ 4.16	$ 1.20	29%	$ 4.04	$ (1.33)	-33%
NGL Prices ($/gal)							
Conway (weighted average)	$ 1.06	$ 0.97	$ 0.09	9%	$ 0.90	$ (0.16)	-17%
Mt. Belvieu (weighted average)	$ 1.13	$ 1.02	$ 0.11	11%	$ 1.05	$ (0.08)	-8%
Oil Prices ($/Bbl)							
NYMEX Oil	$ 78.72	$ 76.19	$ 2.52	3%	$ 83.04	$ 4.32	5%

Combined Commodity-Sensitive Segment
Margins and Hedging Settlements

Note:  Weighted average NGL prices are based on Copano product mix for period indicated.
  Does not include non-cash expenses included in Corporate and Other for purposes of calculating Total Segment Gross Margin. See Appendix for reconciliation of Total Segment Gross Margin.
  Reflects the average of April and May (as of May 6, 2010) prices.

Copano Energy

	1Q 2010 Contract Mix[1]			
	Major Drivers of Unit Margins			
% of Service Throughput[2]	Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
40.2%		X		X
26.0%	X	X		X
25.9%	X			
5.8%			X	X
2.0%		X		
100.0%	52.0%	68.2%	5.8%	72.1%

Oklahoma Contract Mix

  Source: Copano Energy internal financial planning models for consolidated subsidiaries.
  Excludes 14,130 MMBtu/d service throughput for Southern Dome, a majority-owned affiliate.

Copano Energy

	1Q 2010[1]	
	Full Recovery	Ethane Rejection[2]
Bbls/d		
Ethane	1,432	887
Propane	1,278	1,260
Isobutane	134	134
N. Butane	380	380
N. Gasoline	(564)	(564)
Condensate[3]	1,284	1,284
MMBtu/d		
Natural Gas	20,536	24,604

Oklahoma Net Commodity Exposure

Note: See explanation of processing modes in this Appendix. Values reflect rounding.
  Source: Copano Energy internal financial planning models for consolidated subsidiaries.
  Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
  Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.

Copano Energy

		Quarterly Oklahoma Gross Margin ($000)			
		Liquid Prices			
		+25%	4/26/2010	-25%	-50%
Natural Gas Prices	+25%	$24,115	$22,574	$20,081	$18,709
	4/26/2010	$22,489	$20,948	$18,455	$17,083
	-25%	$20,863	$19,322	$17,781	$15,457
	-50%	$19,237	$17,696	$16,155	$14,614

Full Recovery

Ethane Rejection

Oklahoma Commodity Price Sensitivities
  Oklahoma segment gross margins excluding hedge settlements
 ■ Matrix reflects 1Q 2010 volumes, adjusted using Copano’s 2010 planning model

Copano Energy

	1Q 2010 Contract Mix[1]			
	Major Drivers of Unit Margins			
% of Service Throughput[2]	Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
57.0%	X		X	X
17.7%	X			
5.4%				X
7.4%	X			X
3.0%	X	X		X
7.5%		X		
1.9%	X	X		
100.0%	87.0%	12.5%	57.0%	72.8%

Texas Contract Mix

  Source: Copano Energy internal financial planning models for consolidated subsidiaries.
  Excludes 66,764 MMBtu/d service throughput for Webb Duval, a majority-owned affiliate.

Copano Energy

	1Q 2010[1]		
	Full Recovery	Ethane Rejection[2]	Full Conditioning[2]
Bbls/d			
Ethane	3,154	471	86
Propane	1,789	1,921	58
Isobutane	433	595	17
N. Butane	461	612	19
N. Gasoline	31	31	31
Condensate[3]	1,121	1,405	716
MMBtu/d			
Natural Gas	(20,205)	(17,936)	(711)

Texas Net Commodity Exposure

Note: See explanation of processing modes in this Appendix.
  Source: Copano Energy internal financial planning models for consolidated subsidiaries. Based on 1Q 201 daily wellhead/plant inlet volumes.
  Fractionation at Houston Central processing plant permits significant reductions in ethane recoveries in ethane rejection mode and full ethane rejection in conditioning mode. To optimize profitability, plant operations can also be adjusted to partial recovery mode.
  At the Houston Central processing plant, pentanes+ may be sold as condensate.

Copano Energy

		Quarterly Texas Gross Margin ($000)			
		Liquid Prices			
		+25%	4/26/2010	-25%	-50%
Natural Gas Prices	+25%	$33,271	$26,181	$19,088	$13,076
	4/26/2010	$35,122	$28,032	$20,941	$14,109
	-25%	$36,973	$29,883	$22,792	$15,701
	-50%	$38,824	$31,734	$24,643	$17,553

Full Recovery (blue)

Ethane Rejection (green)

Texas Commodity Price Sensitivities
  Texas segment gross margins excluding hedge settlements
 ■ Matrix reflects 1Q 2010 volumes and operating conditions, adjusted using
 Copano’s 2010 planning model

Rocky Mountains Sensitivities
  1Q 2010 Adjusted EBITDA volume sensitivity (positive or negative impact)
 ■ Bighorn: 10,000 MMBtu/d = $244,000(1)
 ■ Fort Union: 10,000 MMBtu/d = $70,000(1)

Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
  Impact on Adjusted EBITDA based on Copano’s interest in the unconsolidated affiliate.

Copano Energy

- Commodity hedging program supplements cash flow in 2010 through 2012 during less favorable commodity price periods

		2010 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	4/26/2010	-25%	-50%
Natural Gas Prices	+25%	($275)	$7,340	$16,226	$25,280
	4/26/2010	($275)	$7,233	$16,119	$25,173
	-25%	($275)	$7,127	$16,012	$25,066
	-50%	($275)	$7,020	$15,906	$24,960

		2011 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	4/26/2010	-25%	-50%
Natural Gas Prices	+25%	($2,567)	($173)	$6,323	$18,605
	4/26/2010	($2,567)	($173)	$6,323	$18,605
	-25%	($2,567)	($173)	$6,323	$18,605
	-50%	($2,567)	($173)	$6,323	$18,605

		2012 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	4/26/2010	-25%	-50%
Natural Gas Prices	+25%	$0	$91	$3,491	$7,775
	4/26/2010	$0	$91	$3,491	$7,775
	-25%	$0	$91	$3,491	$7,775
	-50%	$0	$91	$3,491	$7,775

Hedging Impact of Commodity Price
Sensitivities

Liquidity and Debt Facilities
  At March 31, 2010:
 ■ Cash: Approximately $54 million
 ■ $550 million revolving credit facility
 ● Approximately $247 million available (limited by debt covenants)
 ● Remaining term: approximately 2.6 years
 ● LIBOR + 200 bps
 ■ $582 million senior notes
 ● $332,665,000 8 ⅛% due 2016
 ● $249,525,000 7 ¾% due 2018
 ● Weighted average rate: 7.96%
 ● Weighted average maturity: 6.9 years

Key Debt Terms and Covenants
  Senior Secured Revolving Credit Facility
 ■ $550 million facility with $100 million accordion
 ■ Maintenance tests:
 ● 5x total debt to defined EBITDA(1) limitation
 ➢ 3.7x at March 31, 2010
 ● Minimum required interest coverage 2.5x defined EBITDA
 ➢ 3.5x at March 31, 2010
 ● Defined EBITDA adds back hedge amortization and other non-cash expenses
 ■ Following an acquisition, Copano may increase total debt to defined EBITDA limitation to 5.5x for three quarters
  Senior Notes
 ■ Incurrence tests:
 ● Minimum defined EBITDA to interest test of 2.00x for debt incurrence
 ● Minimum defined EBITDA to interest test of 1.75x for restricted payments
 ● Defined EBITDA is similar to that for credit facility

  See this Appendix for reconciliation of defined EBITDA, which is referred to in our credit facility as “Consolidated EBITDA.”

Copano Energy

Distribution Growth Drivers

($ in millions)

	Potential 2012 - 2013 Annual Incremental Total DCF Impact (1)	Comments and Risk Factors
North Texas	$40 - $50	Resource play Drilling activity
South Texas Fractionation Expansion and Development Projects (2)	$45 - $60	Eagle Ford Shale development Drilling activity Product prices New attachments
Forward Commodity Prices (1Q 2010 vs. 2012 forward curve (2) and without hedges)	$14	Reflects April 2010 forward curve (2) Future market conditions
Oklahoma Volumes (2)	$5 - $10	Resource play Drilling activity Product prices
Rocky Mountains	$10 - $20	Resource play Drilling activity Dewatering rates New projects
Future Acquisitions and Major Projects	TBD	Build-out of Corporate Development team Opportunities Execution
Total Annual Impact to 2012 - 2013 Total DCF	**$114 - $154**	

(1) Compared to 1Q 2010 annualized levels. See Appendix for an explanation of how we calculate total distributable cash flow.
(2) Reflects April 2010 forward price curves with regression-based NGL prices.

Distribution Outlook

Copano Energy

▶

▶ The following table presents total segment gross margin and a reconciliation of total segment gross margin to the GAAP financial measure of operating income:

		Three Months Ended March 31, 2010	Three Months Ended December 31, 2009
		($ in thousands)	
Total Segment Gross Margin:			
Oklahoma	$	24,275	26,628
Texas		27,165	32,845
Rocky Mountains		1,103	1,110
Segment gross margin		52,543	60,583
Corporate and other		(1,418)	1,400
Total segment gross margin	$	51,125	61,983
Reconciliation of Total Segment Gross Margin to Operating Income:			
Operating income	$	13,912	22,015
Add: Operations and maintenance expenses		12,103	12,713
Depreciation and amortization		15,201	15,904
General and administrative expenses		10,542	10,265
Taxes other than income		1,162	1,383
Equity in earnings from unconsolidated affiliates		(1,795)	(297)
Total segment gross margin	$	51,125	61,983

Reconciliation of Non-GAAP Financial
Measures
Segment Gross Margin and Total Segment Gross Margin
  We define segment gross margin, with respect to a Copano operating segment, as segment revenue less cost of sales. Cost of sales includes the following: cost of natural gas and NGLs purchased from third parties, cost of natural gas and NGLs purchased from affiliates, cost of crude oil purchased from third parties, costs paid to third parties to transport volumes and costs paid to affiliates to transport volumes. Total segment gross margin is the sum of the operating segment gross margins and the results of Copano’s risk management activities that are included in Corporate and other. We view total segment gross margin as an important performance measure of the core profitability of our operations. Segment gross margin allows Copano’s senior management to compare volume and price performance of the segments and to more easily identify operational or other issues within a segment. The GAAP measure most directly comparable to total segment gross margin is operating income.

Copano Energy

-

-

- The following table presents a reconciliation of the portion of our EBITDA and Adjusted EBITDA attributable to each of our segments to the GAAP financial measure of net income (loss):

($ in thousands)	THREE MONTHS ENDED MARCH 31, 2010				
	Oklahoma	Texas	Rocky Mountains	Corporate & Other	Total
Net Income	$ 8,598	$ 11,878	$ 604	$ (22,340)	$ (1,260)
Add: Depreciation and Amortization	8,415	5,585	766	435	$ 15,201
Add: Interest and other financing costs	-	-	-	14,945	14,945
Add: Provision for income taxes	-	-	-	234	234
EBITDA	17,013	17,463	1,370	(6,726)	29,120
Add: Amortization of difference between the carried investment and the underlying equity in net assets of equity investments	2	(5)	4,648	-	4,645
Add: Copano's share of depreciation and amortization included in equity in earnings from unconsolidated affiliates	129	119	1,289	-	1,537
Add: % of equity method investment interest and other financing costs	-	-	371	-	371
Adjusted EBITDA	$ 17,144	$ 17,577	$ 7,678	$ (6,726)	$ 35,673

Reconciliation of Non-GAAP Financial
Measures
Adjusted EBITDA
  We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. Because a portion of our net income (loss) is attributable to equity in earnings (loss) from our equity investees (which include Bighorn, Fort Union, Webb Duval and
 Southern Dome), our management also calculates Adjusted EBITDA to reflect the depreciation and amortization expense embedded in equity in earnings (loss) from unconsolidated affiliates. Specifically, our management determines Adjusted EBITDA by adding to EBITDA (i) the amortization expense attributable to the difference between our carried investment in each unconsolidated affiliate and the underlying equity in its net assets, (ii)
 the portion of each unconsolidated affiliate’s depreciation and amortization expense, which is proportional to our ownership interest in that unconsolidated affiliate and (iii) the portion of each unconsolidated affiliate’s interest and other financing costs, which is proportional to our ownership interest in that unconsolidated affiliate.
  External users of our financial statements such as investors, commercial banks and research analysts use EBITDA or Adjusted EBITDA, and our management uses Adjusted EBITDA, as a supplemental financial measure to assess:
 ■ The financial performance of our assets without regard to financing methods, capital structure or historical cost basis;
 ■ The ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness;
 ■ Our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and
 ■ The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.

Copano Energy

($ in thousands)	LTM Ended 3/31/2010
Consolidated EBITDA	
Net Income	$ 15,994
Plus: Distributions received from unconsolidated affiliates	29,490
Equity losses of unconsolidated affiliates	-
Noncash losses from mark to market activity of derivatives	2,214
Less: Equity earnings of unconsolidated affiliates	(4,911)
Noncash gains from mark to market activity of derivatives	(8,320)
Discontinued operations-sale of crude line	(1,731)
Consolidated Net Income	32,734
Plus: Interest and other financing costs	58,928
Income taxes	864
Depreciation and amortization expense	59,576
Reverse depreciation and amortization expense-crude line	(504)
Non-cash expenses	44,102
Less: Income tax credits	-
Non-cash income	(314)
Consolidated EBITDA	**$ 195,386**

Reconciliation of Non-GAAP Financial
Measures
Consolidated EBITDA
  EBITDA is also a financial measure that, with negotiated pro forma adjustments relating to acquisitions completed during the period, is reported to our lenders as Consolidated EBITDA and is used to compute our financial covenants under our senior secured revolving credit facility.
  The following table presents a reconciliation of the non-GAAP financial measure of Consolidated EBITDA to the GAAP financial measure of net income (loss):

Definitions of Non-GAAP Financial Measures
Total Distributable Cash Flow
  We define total distributable cash flow as net income plus: (i) depreciation, amortization and impairment expense
 (including amortization expense relating to the option component of our risk management portfolio); (ii) cash distributions received from investments in unconsolidated affiliates and equity losses from such unconsolidated affiliates;
 (iii) provision for deferred income taxes; (iv) the subtraction of maintenance capital expenditures; (v) the subtraction of equity in earnings from unconsolidated affiliates and (vi) the addition of losses or subtraction of gains relating to other miscellaneous non-cash amounts affecting net income for the period, such as equity-based compensation, mark-to-
 market changes in derivative instruments, and our line fill contributions to third-party pipelines and gas imbalances.
 Maintenance capital expenditures are capital expenditures employed to replace partially or fully depreciated assets to maintain the existing operating capacity of our assets and to extend their useful lives, or other capital expenditures that are incurred in maintaining existing system volumes and related cash flows.
  Total distributable cash flow is a significant performance metric used by senior management to compare basic cash flows generated by us (prior to the establishment of any retained cash reserves by our Board of Directors) to the cash distributions we expect to pay our unitholders, and it also correlates with the metrics of our existing debt covenants.
 Using total distributable cash flow, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions. Total distributable cash flow is also an important non-GAAP financial measure for our unitholders because it serves as an indicator of our success in providing a cash return on investment — specifically, whether or not we are generating cash flow at a level that can sustain or support an increase in our quarterly distribution rates. Total distributable cash flow is also used by industry analysts with respect to publicly traded partnerships and limited liability companies because the market value of such entities’ equity securities is significantly influenced by the amount of cash they can distribute to unitholders.